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                                                                   Exhibit 4.5

                                    [LOGO]
                          Global MAINTECH Corporation


NUMBER                                                             SHARES
M-                        GLOBAL MAINTECH CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                          SEE REVERSE SIDE
                                                       FOR CERTAIN DEFINITIONS
                                                          -----------------
                                                          CUSIP 379338 10 6
                                                          -----------------

THIS CERTIFIES THAT

                                   SPECIMEN

is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

 ------------============ GLOBAL MAINTECH CORPORATION ============------------

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

     /s/ James Geiser                            /s/ Robert E. Donaldson

        SECRETARY                                       PRESIDENT

Countersigned and Registered:
  NORWEST BANK MINNESOTA, N.A.
                     Transfer Agent and Registrar

  By
                             Authorized Signature

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     The Issuer of the securities represented by this certificate will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued by such issuer, so far as they have been determined, and the authority of the board of directors of such issuer to determine the relative rights and preferences of subsequent classes or series.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                            UTMA - ________ Custodian __________
TEN COM - as tenants in common                      (Cust)             (Minor)

TEN ENT - as tenants by entireties            under Uniform Transfer to Minors

JT TEN  - as joint tenants with right of
          survivorship and not as tenants     Act ______________________________
          in common                                          (State)

    Additional abbreviations may also be used though not in the above list.
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For value received ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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----------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated                                  -----------------------------------------

                                       -----------------------------------------
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED